Exhibit 10.6

Confidential Pricing Information Omitted: Certain pricing information has been omitted from this agreement pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Such omissions in this agreement are marked with the symbol $***. The confidential information has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code Firm-Fixed-Price			Page 1 of 74
2. Amendment/Modification No. P00048	3. Effective Date 2005 Mar 23	4. Requisition/Purchase Req. No. SEE SCHEDULE			5. Project NO. (If Applicable)
6. Issued By	Code	W56H2V	7. Administered By (If other than Item 6) DCMA STEWART & STEVENSON SEALY P.O. BOX 457 SEALY, TX 77474-0457				Code	S4807A
TACOM WARREN
AMSTA-AQ-ATBB
AMES VICTOR (586) 574-7924
WARREN, MICHIGAN 48397-5000

HTTP://CONTRACTIN.TACOM.ARMY.MIL
EMAIL: VICTORJ@TACOM.ARMY.MIL
		SCD	A	PAS	NONE	ADP PT	NQ339
8. Name and Address of Contractor (No., Street, City, County, State and Zip Code) STEWART & STEVENON TACTICAL VEHICLE SYSTEMS, LP 5000 I-10 WEST SEALY, TX 77474-9506				☐	9A. Amendment of Solicitation No.

9B. Dated (See Item 11)
				☒	10A. Modification of Contract/Order No. DAAE07-03-C-S023

TYPE OF BUSINESS: Large Business Performing in U.S.					10B. Dated (See Item 13)
Code: OFW39	Facility Code				2003APR17
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
☐ Is extended, ☐is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REGECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS It Modifies the Contract/Order No. As Described in Item 14
☐ A.		This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order
No. In Item 10A.
☐ B.

The Above Numbered Contract/Order Is Modified to Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set forth In Item 14, Pursuant To The Authority of FAR43.103(b).

☒ C.		This Supplemental Agreement Is Entered Into Pursuant To Authority Of: Mutual Agreement
☐ D.		Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __________ copies to the Issuing Office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date:  2008NOV15

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title of Signer (Type or print) Chet Loomis Vice President of Contracts			16A. Name and Title of Contracting Officer (Type or print) DENISE MIKA MIKAD@TACOM.ARMY.MIL (586) 574-6506
15B. Contractor/Offeror		15C. Date Signed	16B. United State of America			16C. Date Signed

SS//		23 MAR 2005	SS//			2005 MAR 23
(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8070		30-105-02			STANDARD FORM 30 (REV.10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIN/SIN DAAE07-03-C-S023 MOD/AMD P00048	Page 2 of 74
Name of Offeror or Contractor: STEWART & STEVENSON TACTICAL VEHICLE SYSTEMS, LP

SECTION A – SUPPLEMENTAL INFORMATION

CONTRACT AMOUNT:	$***

THIS MOD:	$***

CURRENT AMOUNT:	$***

1.               The purpose of modification P00048 is to make the following changes (all text changes are followed by a single asterisk unless in a SLIN narrative):

a.               Call up Program Year 3 SLINs.  The Product Manager, Medium Tactical Vehicles provided a decision to call up the Third Program Year supported by a positive recommendation from an In Process Review.  The IPR reviewed the Contractors production progress and PVT 1 performance as defined in C.2.5.3.

b.              Section B:  Fund all PY3 SLINs (PRON numbers, delivery dates with quantity(s) and other data inserted).  Due to a change to the original model mix of vehicles:

(1)          Section B:  Add SLIN 3001AB for the equitable adjustment for the changes in the PY3 model mix.

(2)          Delete SLIN 3115AA.

(3)          Add the following SLINs:  3101AB, 3102AB, 3105AB, 3106AB, 3107AA, 3107AB, 3108AA, 3108AB, 3109AA, 3109AB, 3111AB and 3113AB.

(4)          Adjust the quantities for SLINs 3101AA, 3102AA, 3103AA, 3104AA, 3104AB, 3105AA, 3106AA, 3111AA, 3113AA, 3114AA, 3114AB, 3116AA and 3116AB.

(5)          All of the SLINs referenced in paragraphs 1.b(3) above shall include and the prices reglect the inclusion of the following ECPs:

-                    ECP SSS-U7297,                                  Modification of Power Distribution

-                    ECP SSS-U7670R1                       Aluminum Cab Roof Hatch

-                    ECP SSS-U7479,                                  Sliding Pintle

-                    ECP SSS-U7767,                                  Line Audit Findings

(6)          The Contractor is permitted, at no additional cost to the Government, to expedite delivery under any PY3 SLIN for all deliveries due prior to 01 Mar 2006 without separate written PCO approval.  Any additional Care & Storage costs resulting from an accelerated delivery shall be the Contractor’s responsibility.  The Government will be responsible for Care & Storage costs after 180 days have lapsed from the delivery dates contained in Attachment 23 dated 07 Mar 05.

(7)          The correct delivery schedule is contained in Attachment 23 dated 07 Mar 05.  The SLIN deliveries may not match those contain in the attachment and will be updated in a future modification.  The Attachment 23 has precedence over the SLIN delivery schedules until they are updated.

c.               Section B, SLINs 3114AA and 3114AB:  the narratives have been changed by adding the following

“NOTE:  The Government is developing a new dump truck which is expected to replace the M1090A1, MTV 5 Ton Dump Truck.  Design completion is projected to occur during PY3.  Accordingly, the delivery information below is shown as undefinitized.  A delivery schedule will be negotiated at a later date.

d.              Section H, paragraph H.12.1:  Change the:

(1)          Third Program Year amount from $*** by $*** to $***

(2)          Total amount from $*** by $*** to $***

3.               Section J, Attachment 23, Delivery Schedule:

(1)          Adjust the Program Year 3 base quantities, delivery dates, add and delete the SLINs identified in paragraphs 1.c.(1) through 1.c.(3) and 1.d. above.

CONTINUATION SHEET	Reference No. of Document Being Continued PIN/SIN DAAE07-03-C-S023 MOD/AMD P00048	Page 3 of 74
Name of Offeror or Contractor: STEWART & STEVENSON TACTICAL VEHICLE SYSTEMS, LP

(2)          Change the date of Attachment 23 from “22 Mar 05” to “07 Mar 05”.

2.               The Contractor hereby remises, releases and discharges the Government from all civil liabilities, obligations, claims, appeals, and demands which are based on the incorporation of the above referenced changes into the contract, whether administrative or judicial, legal or equitable, or direct or indirect.

3.               As a result of Modification P00084, the total contract funding is increased by $***

4.               All other terms and conditions of the contract remain unchanged.

*** END OF NARRATIVE A 057 ***